Supplement dated December 12, 2013 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses

Dated May 1, 2013

Issued by National Integrity Life Insurance Company through its Separate Account I

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

Address Change

In Part 2 — National Integrity and the Separate Account, in the section titled “National Integrity Life Insurance Company,” the second and third sentence are deleted and replaced with the following:

Our Administrative Office, where all correspondence and paperwork should be sent, is PO Box 5720, Cincinnati, Ohio  45201-5720.  For overnight mail, use 400 Broadway, MS 74, Cincinnati, OH 45202-3341.

You can contact us at the address above or call us at 1-800-433-1778.